SEGMENT INFORMATION
                      TECHNE CORPORATION AND SUBISIDARIES
                   (in thousands of $'s, except per share data)


                                    Fiscal 2012                      Increase (Decrease) From Fiscal 2011
                --------------------------------------------------  ---------------------------------------
                 First  Second   Third  Fourth            Percent    First  Second   Third  Fourth
                Quarter Quarter Quarter Quarter    YTD    of Sales  Quarter Quarter Quarter Quarter   YTD
                ------- ------- ------- -------  -------  --------  ------- ------- ------- -------  ------
Sales            77,596  74,662  83,621  78,681  314,560     100%     9,651   6,954   7,350     643  24,598
Cost of sales    19,209  19,492  20,238  19,817   78,756      25%     3,859   4,165   4,297   1,410  13,731
                ------- ------- ------- -------  -------  --------  ------- ------- ------- -------  ------
Gross margin     58,387  55,170  63,383  58,864  235,804      75%     5,792   2,789   3,053    (767) 10,867

Gross margin
 percentage       75.2%   73.9%   75.8%   74.8%    75.0%

SG&A expense     10,773  10,651   9,899  10,360   41,683      13%     3,160   2,224     604    (202)  5,786
R&D expense       6,667   6,837   7,122   7,286   27,912       9%        48     234     825     820   1,927
Interest income    (728)   (798)   (470)   (643)  (2,639)     (1%)      119     222     597     175   1,113
Impairment loss       0       0   3,254       0    3,254       1%         0       0   3,254       0   3,254
Other non-oper-
 ating ex., net   1,175     607     373   1,244    3,399       1%       918     (91)    (48)    794   1,573
                ------- ------- ------- -------  -------  --------  ------- ------- ------- -------  ------
                 17,887  17,297  20,178  18,247   73,609      23%     4,245   2,589   5,232   1,587  13,653
                ------- ------- ------- -------  -------  --------  ------- ------- ------- -------  ------
Earnings before
 income taxes    40,500  37,873  43,205  40,617  162,195      52%     1,547     200  (2,179) (2,354) (2,786)
Income taxes     12,979  12,060  11,449  13,376   49,864      16%       399     921  (2,871) (1,264) (2,815)
                ------- ------- ------- -------  -------  --------  ------- ------- ------- -------  ------
                 27,521  25,813  31,756  27,241  112,331      36%     1,148    (721)    692  (1,090)     29
                ======= ======= ======= =======  =======  ========  ======= ======= ======= =======  ======

Diluted earnings
 per share         0.74    0.70    0.86    0.74     3.04
Weighted average
 diluted shares
 outstanding     37,170  37,028  36,930  36,894   37,006




                           BIOTECHNOLOGY  (1)
                          (in thousands of $'s)

                                    Fiscal 2012                      Increase (Decrease) From Fiscal 2011
                --------------------------------------------------  ---------------------------------------
                 First  Second   Third  Fourth            Percent    First  Second   Third  Fourth
                Quarter Quarter Quarter Quarter    YTD    of Sales  Quarter Quarter Quarter Quarter   YTD
                ------- ------- ------- -------  -------  --------  ------- ------- ------- -------  ------
Sales            72,303  69,808  78,180  72,983  293,274     100%     9,262   6,728   7,060     (63) 22,987
Cost of sales    16,465  16,887  17,444  17,014   67,810      23%     3,624   4,267   4,145   1,185  13,221
                ------- ------- ------- -------  -------  --------  ------- ------- ------- -------  ------
Gross margin     55,838  52,921  60,736  55,969  225,464      77%     5,638   2,461   2,915  (1,248)  9,766

Gross margin
 percentage       77.2%   75.8%   77.7%   76.7%    76.9%

SG&A expense      9,470   9,003   8,921   9,059   36,453      12%     2,984   2,144     995     272   6,395
R&D expense       6,469   6,624   6,924   7,095   27,112       9%        48     245     820     823   1,936
Interest income    (609)   (689)   (387)   (541)  (2,226)     (1%)       53     129     484     132     798
Exchange loss/
 gain               524     105    (164)    897    1,362       0%     1,029      18      85   1,074   2,206
                ------- ------- ------- -------  -------  --------  ------- ------- ------- -------  ------
                 15,854  15,043  15,294  16,510   62,701      21%     4,114   2,536   2,384   2,301  11,335
                ------- ------- ------- -------  -------  --------  ------- ------- ------- -------  ------
Pretax result    39,984  37,878  45,442  39,459  162,763      56%     1,524     (75)    531  (3,549) (1,569)
                ======= ======= ======= ======= ========  ========  ======= ======= ======= =======  ======



(1) Includes R&D Systems Biotechnology Division, R&D Systems Europe, BiosPacific, R&D China, Boston Biochem and Tocris.




                                   HEMATOLOGY
                             (in thousands of $'s)

                                    Fiscal 2012                      Increase (Decrease) From Fiscal 2011
                --------------------------------------------------  ---------------------------------------
                 First  Second   Third  Fourth            Percent    First  Second   Third  Fourth
                Quarter Quarter Quarter Quarter    YTD    of Sales  Quarter Quarter Quarter Quarter   YTD
                ------- ------- ------- -------  -------  --------  ------- ------- ------- -------  ------
Sales             5,293   4,854   5,441   5,698   21,286     100%       389     226     290     706   1,611
Cost of sales     2,744   2,605   2,794   2,803   10,946      51%       235    (102)    152     225     510
                ------- ------- ------- -------  -------  --------  ------- ------- ------- -------  ------
Gross margin      2,549   2,249   2,647   2,895   10,340      49%       154     328     138     481   1,101

Gross margin
 percentage       48.2%   46.3%   48.7%   50.8%    48.6%

SG&A expense        480     400     435     382    1,697       8%       152      64      (3)     33     246
R&D expense         198     213     198     191      800       4%        --     (11)      5      (3)     (9)
Interest income     (47)    (45)    (23)    (44)    (159)     (1%)        6      21      46      11      84
                ------- ------- ------- -------  -------  --------  ------- ------- ------- -------  ------
                    631     568     610     529    2,338      11%       158      74      48      41     321
                ------- ------- ------- -------  -------  --------  ------- ------- ------- -------  ------
Pretax result     1,918   1,681   2,037   2,366    8,002      38%        (4)    254      90     440     780
                ======= ======= ======= ======= ========  ========  ======= ======= ======= =======  ======


                               CORPORATE AND OTHER (2)
                                (in thousands of $'s)

                                         Fiscal 2012             Increase (Decrease) From Fiscal 2011
                     ----------------------------------------  ---------------------------------------
                      First  Second   Third  Fourth              First  Second   Third  Fourth
                     Quarter Quarter Quarter Quarter    YTD    Quarter Quarter Quarter Quarter   YTD
                     ------- ------- ------- -------  -------  ------- ------- ------- -------  ------
Interest income           72      64      60      58      254      (60)    (72)    (67)    (32)   (231)
Rental income            134     198     150     211      693       11      60      36      37     144
                     ------- ------- ------- -------  -------  ------- ------- ------- -------  ------
                         206     262     210     269      947      (49)    (12)    (31)      5     (87)

SG&A expense             823   1,248     543     919    3,533       24      16    (388)   (507)   (855)
Other-Building
 expenses                587     482     545     513    2,127       31     (49)    (41)   (107)   (166)
Other-Impairment
  losses                   0       0   3,254       0    3,254        0       0   3,254       0   3,254
Other-Equity
 investment losses       198     218     142      45      603     (131)      0     (56)   (136)   (323)
                     ------- ------- ------- -------  -------  ------- ------- ------- -------  ------
                       1,608   1,948   4,484   1,477    9,517      (76)    (33)  2,769    (750)  1,910
                     ------- ------- ------- -------  -------  ------- ------- ------- -------  ------
Pretax result         (1,402) (1,686) (4,274) (1,208)  (8,570)      27      21  (2,800)    755  (1,997)
                     ======= ======= ======= =======  =======  ======= ======= ======= =======  ======



(2) Unallocated corporate expenses and Techne's share of losses by Hemerus Medical, LLC and Nephromics, LLC.